Exhibit 99.1

Execution Copy

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (“Agreement”) is entered into as of January 22, 2007, by and between Keane, Inc., a Massachusetts corporation with its principal place of business at 100 City Square, Boston, Massachusetts 02129 (“Keane” or the “Company”), and Kirk Arnold (the “Executive”). Keane and the Executive are referred to together herein as the “Parties.”  The terms and conditions of this Agreement shall commence at the beginning of the Executive’s employment with the Company as contemplated herein, and not before such time.

WHEREAS, Keane has offered employment to the Executive in the position of Chief Executive Officer and Vice Chair of the Board of Directors of the Company (the “Board”), and the Executive has accepted, both Parties desire to set forth in a written agreement the terms and conditions of the Executive’s employment by and services to the Company;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Executive agree as follows:

1.  Effective Date. The Effective Date of this Agreement is January 22, 2007.

2.  Executive Representations.

a.  The Executive affirms that she is not subject to any agreement that restricts her ability to work for Keane in the role contemplated by this Agreement.

b.  The Executive affirms that she has not taken and will not take, bring onto Keane’s premises, or use on behalf of Keane any confidential, proprietary and/or trade secret information belonging to any current or former employer, partner, client, joint venture, investor, or other third party.

c.  The Executive affirms that she has honored all commitments to former employers, as set forth in any applicable employment agreements or otherwise, and intends to continue to honor all such commitments.

3.  Employment Period. The employment period shall commence on January 29, 2007 (the “Start Date”) and shall end whenever terminated in accordance with Sections 6 and 7.  Subject to any payments or benefits described in Section 7, the Company retains the right to terminate the employment of the Executive at any time, including, without limitation, with or without notice and with or without Cause.

4.  Position and Duties.

a.  Throughout her employment with Keane, the Executive shall serve as Chief Executive Officer with the duties and responsibilities customarily assigned to the position of Chief Executive Officer, and such other duties and responsibilities as the Board shall from time to time reasonably assign to the Executive, and shall also serve as the Vice Chair of the Board. The Executive shall report directly and exclusively to the Board.

b.  During her employment with Keane, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive shall devote her full business attention and time to the business and affairs of Keane and shall use her best efforts to carry out such responsibilities faithfully and efficiently, and in accordance with Keane policy and procedures. Subject to Board approval where required by applicable written corporate or Board policy, it shall not be considered a violation of the foregoing for the Executive to (a) serve on civic, charitable or other boards with approval of the Board, (b) deliver lectures or fulfill speaking engagements, or (c) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive’s responsibilities as an employee of Keane in accordance with this Agreement.

c.  The Executive shall be considered an officer of the Company. As such, she shall be entitled to indemnification and other related protections, as described in Article VI of the Company’s Restated Articles of Organization. These protections include, but are not limited to, coverage under Keane’s Directors & Officers Liability insurance policy, within its current limit of $35,000,000.  To the extent that the Company has directors and officers liability insurance coverage (other than coverage solely for independent directors of the Company), the Company will ensure that the Executive is covered by such insurance.  The Company will seek the advice of counsel in renewing any such coverage.

5.  Compensation and Benefits

a.  Base Salary. As compensation for the Executive’s services hereunder during the Employment Period, the Company shall pay to the Executive a base salary (the “Base Salary”) at an annualized rate of not less than $600,000 payable at such times and intervals as the Company pays the base salaries of its other executive employees. The Base Salary shall be reviewed annually beginning by January 31, 2008 for possible increase as of January 1, 2008.

b.  Annual Bonus.  For each fiscal year, the Executive shall be eligible for an annual bonus (the “Annual Bonus”). The target amount of the Annual Bonus (“Bonus Target”) will be 100% of the annual Base Salary for achieving established goals and objectives. In year one the established goals and objectives will be mutually agreed to between the Executive and the Board within 90 days of the date of this Agreement. The year one annual bonus (2007) is guaranteed and shall be paid by January 10, 2008.  For the first year, in addition to the year one annual bonus, the Company may, solely at the discretion of the Board, award the Executive up to $250,000 as a sign-on bonus.  Following the first year, the actual amount of each year’s Annual Bonus may be less than the Bonus Target depending upon certain performance measures. The precise amount of the Annual Bonus shall be determined by the Compensation Committee of the Board.  The Bonus Target will be reviewed annually for possible future increase and may not be decreased. Following the first year, Annual Bonuses will be earned as of the close of business on the last business day of Keane’s fiscal year, are based on fiscal year performance and shall be paid by March 10 of the immediately following calendar year, subject to the condition precedent that the Executive is employed on the last business day of the relevant year.

c.  Stock.  Within five (5) business days of the Start Date, the Executive will be awarded 550,000 Keane stock options, which shall be incentive stock options to the greatest extent permitted by law, and 200,000 shares of restricted stock, all subject to the terms and conditions of the applicable stock option plan and the option and/or restricted stock agreements, the forms of which agreements are attached to this Agreement as Exhibit A, Exhibit B and Exhibit C.  All stock options and restricted stock vest over a four year period of time as set forth in the applicable exhibit.

d.  Benefits. Throughout her employment with Keane, the Executive shall be entitled to receive all perquisites and benefits (including without limitation medical, life insurance and other welfare benefits and benefits under retirement and savings plans, Company-provided parking and paid vacation), in each case to the same extent as, and on the same terms and conditions as, other similarly situated executive officers of the Company.

e.  Expenses. The Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive during her employment with Keane in carrying out her duties under this Agreement, provided that the Executive complies with the policies, practices and procedures of the Company for submission of expense reports, receipts, or similar documentation of such expenses.  In addition, the Company shall promptly reimburse the Executive for all reasonable attorney fees and costs relating to the negotiation of this Agreement, up to a maximum of $25,000.  The Company shall also reimburse the Executive for financial planning services and tax advice in accordance with the Company’s policies regarding the same.

f.  Gross-Up Payment.

(i)                                     In the event the Executive becomes entitled to any benefits or payments under this Agreement or under any other agreement, plan or arrangement to which the Company and the Executive are parties, including any non-cash benefit or deferred payment or benefit (the “Total Benefits”),

(1)           where such payment or benefit is contingent on a Change in Control (as defined in Exhibit D to this Agreement), and

(2)           in the event that any of the Total Benefits will be subject to a tax (the “Excise Tax”) imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), due to classification as an excess parachute payment in accordance with Section 280G of the Code, the Company shall pay to her an additional amount (the “Gross-Up Payment”) such that the net amount retained by her, after reduction of any Excise Tax on the Total Benefits and any federal, state and local income tax, Excise Tax and FICA and Medicare withholding taxes upon the payment provided for by this section, shall be equal to the Total Benefits. For purposes of this Gross-Up Payment, the amount of the Excise Tax (if any) imposed on any non-cash benefits or any deferred payment or benefit shall be reasonably determined by the Company, after consultation with its legal and tax advisors.

(ii)                                  For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of her residence on the CIC Termination Date (as defined in Section 7.b), net of the reduction in federal income taxes which could be obtained from deduction of such state and local taxes (calculated by assuming that any reduction under Section 68 of the Code in the amount of itemized deductions allowable to her applies first to reduce the amount of such state and local income taxes that would otherwise be deductible by her).

(iii)                               In the event that the Excise Tax is subsequently determined to be less than the amount taken into account for purposes of calculating the Gross-Up Payment, the Executive shall promptly repay to the Company the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax, federal, state and local income taxes and FICA and Medicare withholding taxes imposed on the portion of the Gross-Up Payment being repaid by her to the extent that such repayment results in a reduction in Excise Tax, FICA and Medicare withholding taxes and/or federal, state or local income taxes) plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code.

(iv)                              In the event that the Excise Tax is determined to exceed the amount taken into account hereunder, the Company shall make an additional Gross-Up Payment to her in respect of such excess (plus any interest, penalties or additions payable by him with respect to such excess) at the time that the amount of such excess is finally determined.

(v)                                 The Gross Up Payment shall be made within two and a half months after the CIC Termination Date; provided, however, that if the Executive is a “specified employee” as defined in Section 409A(a)(2)(B)(i) of Code and any of the payments to be made to the Executive under this Section 5.f constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code, then the commencement of the delivery of any such payments will be delayed to the date that is six months after the CIC Termination Date.

The intent of this Section 5.f is to make the Executive whole, to the extent allowed under applicable laws and regulations, such that she is not detrimentally impacted by the imposition of a tax over and above the marginal rate applicable to her Keane-related earnings as a result of a Change In Control. To the extent the Executive is subject to income tax laws of a country other than the United States, the Company shall use its best efforts to implement the intent of this Section 5.f in accordance with applicable laws and regulations.

6.  Employment Termination. The Executive’s employment pursuant to this Agreement may be terminated as follows:

a.  For Cause. At the election of Keane, for “Cause”, upon at least 72 hours written notice by Keane to the Executive (which 72 hours shall include the 48-hour notice period set forth below) unless such 72 hours period could reasonably be expected to cause material harm to the Company. For the purposes of this Agreement, “Cause” for termination shall mean and shall be limited to:

1.  Wrongful misappropriation of Company funds;

2.  Use of alcohol or illegal drugs in a manner that materially interferes with the performance of the Executive’s obligations, continuing after written warning of such actions;

3.  Commission of a felony, or of any crime involving moral turpitude, dishonesty, theft or unethical conduct;

4.  Commission of any willful, intentional or grossly negligent act which would reasonably be expected to materially injure the reputation, business or business relationships of the Company or which would bring the Executive or the Company into disrepute, or the willful commission of any act which is a breach of the Executive’s fiduciary duties to the Company;

5.  The deliberate or willful failure by the Executive (other than by reason of the Executive’s physical or mental illness, incapacity or disability) to substantially perform her duties with the Company and the continuation of such failure for a period of 30 days after delivery by the Company to the Executive of Notice specifying the scope and nature of such failure and the Company’s intention to terminate the Executive for Cause;

6.  Commission of any act which constitutes a material breach of any of the material policies of the Company, including but not limited to the disclosure of any confidential information or trade secrets pertaining to the Company or any of its clients; or

7.  Commission of any dishonest act or the making of any dishonest or intentionally misleading statement relating to the business of the Company;

provided, that no such termination for Cause shall be effective unless the Executive has been offered the opportunity to be heard on the matter at a meeting of the Board for which the Executive has been provided at least 48 hours notice, and at or following which meeting the Board votes to terminate the Executive’s employment for Cause.

b.  For Good Reason. At the Executive’s initiative, for “Good Reason” if:

1.  The Executive’s title, duties, status, reporting relationship, authority or responsibilities have been materially and adversely affected; or

2.  The Executive’s compensation, including Base Salary and Bonus Target, has been reduced or remains unpaid without the Executive’s consent for 30 days following written notice from the Executive to the Company; or

3.  The Executive’s principal place of employment is relocated to a location more than 50 miles from such place of employment; or

4.  The Company fails to obtain the assumption of this Agreement by any successor to the Company, to the extent required by law; or

5.  The Company commits a material breach of any material provision of this Agreement or any other material agreement with the Executive, which remains uncured for 10 days following written notice from the Executive to the Company.

6.  In the context of a Change in Control (as such term is defined in Exhibit D to this agreement), “Good Reason” shall also be deemed to exist if the Executive’s principal place of employment immediately prior to the Change in Control is relocated to a location more than 25 miles from such place of employment.

The Executive shall give the Company Notice of termination specifying which of the foregoing provisions is applicable and the factual basis therefore, and if the Company fails to remedy such material failure, the Executive’s last day of actual employment with Keane shall be the 10th business day after such Notice is given or such other date as the Company and the Executive shall agree.

c.  In the Event of Death or Disability. As used in this Agreement, the term “disability” shall mean the inability of the Executive, due to a physical or mental disability, for a period of 180 days, whether or not consecutive, during any 360-day period to perform the essential functions of her job with or without reasonable accommodation. A determination of disability shall be made by a physician satisfactory to both the Executive and Keane, provided that if the Executive and Keane do not agree on a physician, the Executive and Keane shall each select a physician and these two together shall select a third physician, whose determination as to disability shall be binding on all parties;

d.  At the election of Keane without Cause, upon not less than 90 days’ prior written notice of termination; or

e.  At the election of the Executive, other than for Good Reason, upon not less than 90 days’ prior written notice of termination.

7.  Effect of Employment Termination

a.  For Cause. If the Executive’s employment is terminated by Keane for Cause pursuant to Section 6.a, Keane shall pay to the Executive the compensation and benefits otherwise payable to her through the last day of her actual employment by Keane.

b.  Following a Change in Control. If the Executive’s employment is terminated by the Company without Cause (as defined in Section 6.a) or by the Executive for Good Reason (as defined in Section 6.b) within one year following a Change in Control (such date of termination, the “CIC Termination Date”), the Executive shall be entitled to the following severance benefits (and no others):

(i)  A lump sum in an amount equal to two (2) times the base salary plus two (2) times the targeted annual bonus (monthly on a pro rata basis), both at the rate in effect immediately before the CIC Termination Date, except that in the case of a termination by the Executive for Good Reason, disregarding any reduction thereof that was the basis for such termination, payable within ten (10) days following the six (6) month anniversary of the CIC Termination Date;

(ii)  The Executive’s stock options and restricted stock shall vest in full; provided that if the Company enters into a definitive agreement for a Change in Control prior to the three (3) month anniversary of the Start Date, and such transaction is in fact consummated, then the Executive’s unvested stock options and restricted stock shall vest only as to a percentage of such unvested stock options and restricted stock as equals 30% plus, if the consummation of such transaction occurs after the three (3) month anniversary of the Start Date, 10% for each full month after the three (3) month anniversary of the Start Date until the consummation date (but in no event shall such percentage exceed 100%);

(iii)  The CIC Termination Date shall be treated as a qualifying event under the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”). Under COBRA, if the Executive is covered by the group medical and/or dental plan offered by Keane, the Executive and her spouse and dependents are entitled to elect a temporary extension of health and/or dental coverage at group rates in certain instances where coverage under the plan would otherwise end (“Continuation Coverage”). If the Executive elects Continuation Coverage under COBRA, for up to eighteen (18) months, the Executive will be responsible for any contribution required from active employees of the Company under the applicable group medical and/or dental plan and the Company shall pay the remaining premiums, if any. If and to the extent this Section 7.b(iii) does not apply, as where the Executive is not resident in or of the United States, the Executive shall receive a monthly stipend to offset medical and/or dental benefits lost following the CIC Termination Date; and

(iv)  During the Salary Continuation Period, the Executive shall be entitled to continue participation in the executive financial planning benefit in effect as of the CIC Termination Date.

c.  In the Event of Death or Disability. If the Executive’s employment is terminated by death or because of disability pursuant to Section 6.c, Keane shall pay to the estate of the Executive or to the Executive, as the case may be, the compensation which would otherwise be payable to the Executive up to the end of the month in which the termination of her employment because of death or disability occurs.

d.  At the Election of Keane without Cause or At the Initiative of the Executive for Good Reason. If the Executive’s employment is terminated by Keane without Cause (as defined in Section 6.a) pursuant to Section 6.d or at the initiative of the Executive for Good Reason, pursuant to Section 6.b:

(i)  Keane shall pay the Executive a lump sum in an amount equal to two (2) times her Base Salary, plus, in the case of termination by Keane without Cause, the Base Salary rate for any portion of the 90-day notice period described in Section 6.d that is not provided to the Executive within ten (10) days following the six (6) month anniversary of the final day of employment; and

(ii)  The last day of the Executive’s actual employment with Keane shall be treated as a qualifying event under the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”), and the Executive will receive COBRA information under separate cover. If the Executive elects continuation coverage under COBRA, for up to eighteen (18) months, the Executive will be responsible for any contribution required from active employees of the Company under said health insurance program and the Company shall pay the remaining premiums, if any.

e.  Receipt of severance or any other payment or benefit provided for in Section 7.b, 7.c or 7.d is conditioned on Executive’s execution and delivery of a separation agreement including a general release of claims, in a form acceptable to the Company, and on Executive’s strict compliance with the provisions of any agreement between the Executive and Keane pertaining to trade secrets, confidential information, works made for hire and inventions, competition, solicitation, hiring, and the return of Company property.

f.  At the Election of the Executive Other than for Good Reason. If the Executive elects to terminate her employment other than for Good Reason, in accordance with Section 6.e, Keane shall pay to the Executive the compensation and benefits otherwise payable to her through the last day of her actual employment by Keane.

8.  Limitations on Payment of Benefits. Neither the Executive nor Keane shall have the right to accelerate or to defer the delivery of the payments to be made under this Agreement; provided, however, that notwithstanding any other provision with respect to the timing of payments under this Agreement, if, at the time of the Executive’s termination, the Executive is deemed to be a “specified employee” (within the meaning of Section 409A(a)(2)(B) of the Code, and any successor statute, regulation and guidance thereto) of the Company, then only to the extent necessary to comply with the requirements of Section 409A of the Code, any payments to which the Executive may become entitled under this Agreement as a result of the Executive’s termination of employment which are subject to Section 409A of the Code (and not otherwise exempt from its application) will be withheld until the first business day of the seventh month following the Date of Termination, at which time the Executive shall be paid an aggregate amount equal to six months of payments otherwise due to the Executive under the terms of or a full lump sum, whichever is greater.

9.  Obligations and Restrictive Covenants.

a.  The Executive agrees to execute an Agreement pertaining to, without limitation, confidentiality, non-disclosure, non-solicitation and non-competition, in the form to be attached.

b.  All obligations and restrictive covenants as set forth in any existing or future employment agreements, stock option agreements, codes of conduct, or the like, shall remain in full force and effect notwithstanding this Agreement, including but not limited to, provisions and/or restrictions relating to trade secrets, confidential information, works made for hire and inventions, competition, solicitation, hiring, Company property, et cetera, except that any and all such obligations and restrictive covenants shall remain in full force and effect for the entire Salary Continuation Period notwithstanding any shorter period set forth therein.

10.  Notices.

a.  Each notice, demand, consent or communication (hereinafter “Notice”) which is or may be required to be given by any party to the other party in connection with this Agreement shall be in writing and given by facsimile, personal delivery, receipted delivery services, or by certified mail, return receipt requested, prepaid and properly addressed to the other party as shown below.

b.  Notices shall be effective on the date sent via facsimile, the date delivered personally or by receipted delivery service, or three (3) days after the date mailed:

(i)  To the Company:

Legal Department

Attn: Corporate Counsel

Keane, Inc.

100 City Square

Charlestown, MA 02129

(ii)  To the Executive:

At the residence address most recently filed with the Company.

11.  Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Party; provided, that Keane may assign its rights, interests or obligations hereunder to: (a) a subsidiary, subdivision or affiliate, provided that Keane shall remain responsible to the Executive for such obligations in the event they are not met by such assignee; or (b) to a person, corporation, organization or other entity that acquires (whether by stock purchase or merger or otherwise) all or substantially all of the business or assets of Keane.

12.  Tax Matters.  In connection with the payments and consideration provided to the Executive pursuant to this Agreement, the Company shall withhold and remit to the tax authorities the amounts required under applicable law and the Executive shall be responsible for the payment of all applicable taxes with respect to such payments and consideration under applicable law.  The Executive acknowledges that she is not relying upon the advice or representation of the Company with respect to the tax treatment of any of the payments set forth in this Agreement.

13.  Entire Agreement.  This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements, representations and understandings, whether written or oral, and whether express or implied, relating to the subject matter of this Agreement.

14.  Miscellaneous.

a.  This Agreement may be amended or modified only by a written instrument executed by Keane and the Executive. Notwithstanding anything herein to the contrary, to the extent that the Executive or Keane reasonably believe that Section 409A of the Code will result in adverse tax consequences to the Executive as a result of this Agreement, then the Executive and Keane shall renegotiate this Agreement in good faith in order to minimize or eliminate such tax consequences and retain the basic after-tax economics of this Agreement for the Executive to the extent possible.

b.  This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws of conflicts) of the Commonwealth of Massachusetts.

c.  Except in the case of Section 11 above, the term “Keane” or the “Company” shall include Keane, Inc. and any of its subsidiaries, subdivisions and affiliates. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

d.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

e.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

f.  The Executive’s or the Company’s failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

g.  Keane shall have the right to withhold all applicable income and employment taxes due with respect to any payment made to the Executive under this Agreement.

Executed this 22nd day of January, 2007.

By:

/s/ Kirk Arnold

Kirk Arnold

Keane, Inc.

By:	/s/ Philip Harkins
Philip Harkins
Chairman of the Compensation
Committee of the Board of Directors

EXHIBIT A

FORM OF INCENTIVE STOCK OPTION AGREEMENT

Keane, Inc.

Incentive Stock Option Agreement

Granted Under 1998Stock Incentive Plan

1.                                       Grant of Option.

This agreement evidences the grant by Keane, Inc., a Massachusetts corporation (the “Company”), on January 29, 2007, (the “Grant Date”) to Kirk Arnold (the “Participant”), an employee of the Company or one of its wholly-owned subsidiaries, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the”Code”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 1998 Stock Incentive Plan (the “Plan”), a total of «shares» shares of common stock, $.10 par value per share, of the Company (“Common Stock”) (the “Shares”) at $«Price» per Share.  Unless earlier terminated, this option shall expire on, and cannot be exercised on or after, the tenth anniversary of the Grant Date (the “Expiration Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Code.  For so long as the Code shall so provide, options granted to any employee which are intended to constitute incentive stock options shall not constitute incentive stock options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.  Any shares granted above the $100,000 limit are considered non-qualified stock options.  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                       Vesting Schedule.

Except as otherwise provided in this Agreement, this option may be exercised prior to the Expiration Date in installments as to not more than the number of shares set forth in the table below during the respective installment periods set forth in the table below.

Exercise Period	Number of Shares as to which Option is Exercisable

Prior to January 29, 2008,	-0-

On or after January 29, 2008, but prior to January 29, 2009,	«vest»

On or after January 29, 2009, but prior to January 29, 2010,	«vest»

On or after January 29, 2010, but prior to January 29, 2011,	«vest»

On or after January 29, 2011, but prior to the Expiration Date.	«vest»

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Expiration Date or the termination of this option under Section 3 hereof or the Plan.

3.                                       Exercise of Option.

(a)                                  Form of Exercise.  Each election to exercise this option shall be in writing specifying the number of Shares to be exercised, the option exercise price per Share and delivery instructions for the Shares, signed by the Participant, and received by the Company at its principal office, accompanied by payment in full as follows:

(i)                                     in cash or by check, payable to the order of the Company; or

(ii)                                  by delivery of cash or a check equal to the exercise price of the options by a creditworthy broker;

(iii)                               by (x) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (y) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(iv)                              by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith, with written proof that the Common Stock was owned by the Participant at least twelve months prior to such delivery; or

(v)                                 by any combination of the above permitted forms of payment.

The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b)                                 No Special Employment Rights; Agreement Not To Compete.  Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Participant for the period within which this option may be exercised.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any claim under the Plan.  In consideration of the benefits herein conferred, the Participant hereby agrees and covenants with the Company that for a period of two (2) years following any termination of his or her employment with the Company he or she (i) will not hire, attempt to hire, solicit, or attempt to solicit to hire, or assist another or participate in any manner in the hiring or soliciting for hire, of any person employed by Keane within one (1) year prior to the termination of his or her employment; and (ii) will not “compete” with Keane.  For purposes of the Agreement, “competing” is defined as soliciting or doing business with, directly or indirectly, any present or past customer of Keane, or any prospective customer of Keane, with whom he or she has had contact in connection with any business activity.

(c)                                  Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(d)                                 No Rights As Stockholder.  No Participant shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to this option (including, without limitation, any rights to dividends or distributions) until becoming the record holder of such shares.  Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to this option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then if the Participant exercises this option between the close of business on the record date for such stock dividend and the close of business on the distribution date for such stock dividend, he or she shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(e)                                  Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (f) and (g) below, the right to exercise this option shall terminate ninety (90) days after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Expiration Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(f)                                    Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (g) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Expiration Date.

(g)                                 Discharge for Cause.  If the Participant, prior to the Expiration Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. “Cause” shall have the meaning set forth in the Employment Agreement dated as of January 22, 2007 between the Company and the Participant (the “Employment Agreement”).  The

Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

(h)                                 Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, in each case other than an Acquisition Event (as defined in the Plan), the number and class of securities and exercise price per share subject to this option shall be appropriately adjusted by the Company to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate.

4.                                       Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.                                       Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.                                       Disqualifying Disposition.

If the Participant disposes of Shares acquired upon exercise of this option within two years from the date of grant of the option or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition within 30 days of such disposition.

7.                                       Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

8.                                       No Inconsistent Agreements.

To the extent there is any inconsistency between the terms hereof and the terms of the Employment Agreement, the terms of the Employment Agreement shall govern.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

KEANE, INC.

By:
Philip Harkins
Chairman of the Compensation
Committee of the Board of Directors

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  The undersigned hereby acknowledges receipt of a copy of the Company’s 1998 Stock Incentive Plan.

PARTICIPANT:

Signature:

Name: Kirk Arnold

Address:

I have read the terms and conditions of the foregoing option and choose NOT TO ACCEPT the option agreement.

PARTICIPANT:

Signature:

Name: Kirk Arnold

Address:

EXHIBIT B

FORM OF NON-STATUTORY STOCK OPTION AGREEMENT

Keane, Inc.

Nonstatutory Stock Option Agreement

Granted Under 1998 Stock Incentive Plan

1.                                       Grant of Option.

This agreement evidences the grant by Keane, Inc., a Massachusetts corporation (the “Company”), on January 29, 2007, (the “Grant Date”) to Kirk Arnold (the “Participant”), an employee of the Company or one of its wholly-owned subsidiaries, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the”Code”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 1998 Stock Incentive Plan (the “Plan”), a total of «shares» shares of common stock, $.10 par value per share, of the Company (“Common Stock”) (the “Shares”) at $«Price» per Share.  Unless earlier terminated, this option shall expire on, and cannot be exercised on or after, the tenth anniversary of the Grant Date (the “Expiration Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Code.  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                       Vesting Schedule.

Except as otherwise provided in this Agreement, this option may be exercised prior to the Expiration Date in installments as to not more than the number of shares set forth in the table below during the respective installment periods set forth in the table below.

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Exercise Period	Number of Shares as to which Option is Exercisable

Prior to January 29, 2008,	-0-

On or after January 29, 2008, but prior to January 29, 2009,	«vest»

On or after January 29, 2009, but prior to January 29, 2010,	«vest»

On or after January 29, 2010, but prior to January 29, 2011,	«vest»

On or after January 29, 2011, but prior to the Expiration Date.	«vest»

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Expiration Date or the termination of this option under Section 3 hereof or the Plan.

3.                                       Exercise of Option.

(a)                                  Form of Exercise.  Each election to exercise this option shall be in writing specifying the number of Shares to be exercised, the option exercise price per Share and delivery instructions for the Shares, signed by the Participant, and received by the Company at its principal office, accompanied by payment in full as follows:

(i)                                     in cash or by check, payable to the order of the Company; or

(ii)                                  by delivery of cash or a check equal to the exercise price of the options by a creditworthy broker;

(iii)                               by (x) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (y) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(iv)                              by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner

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approved by) the Board in good faith, with written proof that the Common Stock was owned by the Participant at least twelve months prior to such delivery; or

(v)                                 by any combination of the above permitted forms of payment.

The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b)                                 No Special Employment Rights; Agreement Not To Compete.  Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Participant for the period within which this option may be exercised.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any claim under the Plan.  In consideration of the benefits herein conferred, the Participant hereby agrees and covenants with the Company that for a period of two (2) years following any termination of his or her employment with the Company he or she (i) will not hire, attempt to hire, solicit, or attempt to solicit to hire, or assist another or participate in any manner in the hiring or soliciting for hire, of any person employed by Keane within one (1) year prior to the termination of his or her employment; and (ii) will not “compete” with Keane.  For purposes of the Agreement, “competing” is defined as soliciting or doing business with, directly or indirectly, any present or past customer of Keane, or any prospective customer of Keane, with whom he or she has had contact in connection with any business activity.

(c)                                  Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants or advisors of which are eligible to recive option grants under the Plan (an “Eligible Participant”).

(d)                                 No Rights As Stockholder.  No Participant shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to this option (including, without limitation, any rights to dividends or distributions) until becoming the record holder of such shares.  Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to this option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such

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dividend), then if the Participant exercises this option between the close of business on the record date for such stock dividend and the close of business on the distribution date for such stock dividend, he or she shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(e)                                  Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (f) and (g) below, the right to exercise this option shall terminate ninety (90) days after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Expiration Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(f)                                    Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (g) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Expiration Date.

(g)                                 Discharge for Cause.  If the Participant, prior to the Expiration Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. “Cause” shall have the meaning set forth in the Employment Agreement dated as of January 22, 2007 between the Company and the Participant (the “Employment Agreement”).  The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

(h)                                 Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders

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of Common Stock other than a normal cash dividend, in each case other than an Acquisition Event (as defined in the Plan), the number and class of securities and exercise price per share subject to this option shall be appropriately adjusted by the Company to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate.

4.                                       Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.                                       Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.                                       Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

7.                                       No Inconsistent Agreements.

To the extent there is any inconsistency between the terms hereof and the terms of the Employment Agreement, the terms of the Employment Agreement shall govern.

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IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

KEANE, INC.

By:
Philip Harkins
Chairman of the Compensation
Committee of the Board of Directors

6

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  The undersigned hereby acknowledges receipt of a copy of the Company’s 1998 Stock Incentive Plan.

PARTICIPANT:

Signature:

Name: Kirk Arnold

Address:

I have read the terms and conditions of the foregoing option and choose NOT TO ACCEPT the option agreement.

PARTICIPANT:

Signature:

Name: Kirk Arnold

Address:

7

EXHIBIT C

FORM OF RESTRICTED STOCK AGREEMENT

Keane, Inc.

Stock Restriction Agreement

Granted Under 1998 Stock Incentive Plan

AGREEMENT made this 29th day of January, 2007, between Keane, Inc., a Massachusetts corporation (the “Company”), and Kirk Arnold (the “Employee”).

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.                                       Purchase of Shares.  The Company shall issue and sell to the Employee, and the Employee shall purchase from the Company, subject to the terms and conditions set forth in this Agreement, 200,000 shares (the “Shares”) of common stock, $.10 par value per share, of the Company (the “Common Stock”), at a purchase price of $.10 per share.  The aggregate purchase price for the shares shall be paid by the Employee by check payable to the order of the Company or by such other method as may be acceptable to the Company.  Upon receipt of payment to the Company for the Shares, the Company shall cause shares to be issued in book entry form, in the name of the Employee for that number of Shares purchased by the Employee.  The Employee agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of the Agreement.

2.                                       Purchase Option.

In the event that the Employee ceases to be employed by the Company for any reason or for no reason, with or without cause (the “Employment Termination”), prior to January 29, 2011, the Company shall have the right and option (the “Purchase Option”) to purchase from the Employee, for a sum of $.10 per share (the “Option Price”), all or a portion of the Shares as follows:

(i)             If the Employment Termination is effective before January 29, 2008, the Company may exercise the Purchase Option for 100% of the total number of Shares;

(ii)          If the Employment Termination is effective on or after January 29, 2008, but before January 29, 2009, the Company may exercise the Purchase Option for 75% of the total number of Shares;

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(iii)       If the Employment Termination is effective on or after January 29, 2009, but before January 29, 2010, the Company may exercise the Purchase Option for 50% of the total number of Shares;

(iv)      If the Employment Termination is effective on or after January 29, 2010, but before January 29, 2011, the Company may exercise the Purchase Option for 25% of the total number of Shares; and

(v)         The Company’s Purchase Option shall expire on January 29, 2011.

3.                                       Exercise of Purchase Option and Closing.

(a)  The Company may exercise the Purchase Option by delivering or mailing to the Employee (or his or her estate), in accordance with Section 13, within 60 days after the termination of the employment of the Employee with the Company, a written notice of exercise of the Purchase Option.  Such notice shall specify the number of Shares to be purchased.  If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

(b)  Within 10 days after his receipt of the Company’s notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Employee (or his or her estate) shall tender to the Company at its principle offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company.  Upon its receipt of such certificate or certificates, the Company shall deliver or mail to the Employee a check in the amount of the aggregate Option Price therefor.

(c)  After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Employee on account of such Shares or permit the Employee to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

(d)  The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company or in cash (by check) or both.

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4.                                       Restrictions on Transfer.

(a) Except as otherwise provided in subsection (b) below, the Employee shall not, during the term of the Purchase Option, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”), any of the Shares, or any interest therein, unless and until such Shares are no longer subject to the Purchase Option.

(b) Notwithstanding the foregoing, the Employee may transfer Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, provided that such Shares shall remain subject to this Agreement (including without limitation the Purchase Option set forth in Section 2 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

5.                                       Effect of Prohibited Transfer.  The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

6.                                       Restrictive Legend.  All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

“The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Clerk of the corporation.”

(a) In the case of shares issued in book entry form, the Company shall have the authority to impose stock transfer restrictions consistent with the terms of this agreement.

7.                                       Adjustments for Stock Splits, Stock Dividends, etc.

(a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of his or her ownership of the Shares be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

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(b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

8.                                       Withholding Taxes.

(a) The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Employee.

(b) If the Employee elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require the Employee to make to the Company, at the time of such election, an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Employee.

9.                                       Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

10.                                 Waiver.  Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

11.                                 Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and the Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

12.                                 No Special Employment Rights; Agreement Not To Compete.  Nothing contained in the Plan shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Participant for the period within which this option may be exercised.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any claim under the Plan.  In consideration of the benefits herein conferred, the Participant hereby agrees and covenants with the Company that for a period of one (1) year following any termination of his or her employment with the Company he or she (i) will not hire, attempt to hire, solicit, or attempt to solicit to hire, or assist another or participate in any manner in the hiring or soliciting for hire, of any person employed

4

by Keane within the one (1) year prior to the termination of his or her employment; and (ii) will not “compete” with Keane.  For purposes of the Agreement, “competing” is defined as soliciting or doing business with, directly or indirectly, any present or past (within the two years prior to the termination of his or her employment) customer of Keane, or any prospective customer of Keane, with whom he or she has had contact in connection with any business activity, but is limited to the type of services provided by Keane to any of its customers during the term of his or her employment.

13.                                 Notice.  All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or her or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 13.

14.                                 Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

15.                                 Entire Agreement.  This Agreement constitutes the entire agreement between the parties, and supercedes all prior agreements and understanding, relating to the subject matter of this Agreement.

16.                                 No Inconsistent Agreements.  To the extent there is any inconsistency between the terms hereof and the terms of the Employment Agreement dated as of January 22, 2007 between the Company and the Participant (the “Employment Agreement”), the terms of the Employment Agreement shall govern.

17.                                 Amendment.  This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

18.                                 Governing Law.  This Agreement shall be governed by and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

19.                                 Specific Performance.  The Company and the Employee agree that any breach of this Agreement will cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, the Company shall have the right to specific performance and injunctive relief.

5

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

KEANE, INC.

By:
Philip Harkins
Chairman of the Compensation
Committee of the Board of Directors

6

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  The undersigned hereby acknowledges receipt of a copy of the Company’s 1998 Stock Incentive Plan.

PARTICIPANT:

Signature:

Name: Kirk Arnold

Address:

I have read the terms and conditions of the foregoing option and choose NOT TO ACCEPT the option agreement.

PARTICIPANT:

Signature:

Name: Kirk Arnold

Address:

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EXHIBIT D

DEFINITION OF “CHANGE IN CONTROL”

“Change in Control” shall mean any of the following:

(a)  Any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of either (A) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board (“Voting Securities”) or (B) the then outstanding shares of Company’s common stock (“Common Stock”) (other than as a result of an acquisition of securities directly from the Company); or

(b)  During any period of two years or less, persons who at the beginning of such period (the “Commencement Date”) constitute the Company’s Board (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Commencement Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by a vote of at least a majority of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(c)  The stockholders of the Company shall approve (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate fifty percent (50%) or more of the voting shares of the Company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (a) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases the proportionate number of shares beneficially owned by any person to fifty percent (50%) or more of either (A) the combined voting power of all of the then outstanding Voting Securities or (B) Common Stock; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities or Common Stock (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns fifty percent (50%) or more of either (A) the combined voting power of all of the then outstanding Voting Securities or (B) Common Stock, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (a).